UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Washington Real Estate Investment Trust

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WASHINGTON REAL ESTATE INVESTMENT TRUST

6110 Executive Boulevard, Suite 800

Rockville, Maryland 20852

Telephone  301-984-9400

Facsimile  301-984-9610

Website  www.writ.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 31, 2003

Dear Shareholder,

You are cordially invited to attend the Annual Meeting of Shareholders of Washington Real Estate Investment Trust to be held on Thursday, May 22, 2003. The formal Notice of the meeting and a Proxy Statement describing the proposals to be voted upon are enclosed.

Please read the Proxy Statement, then complete, sign and return your proxy card in the enclosed envelope. Note that you may vote via telephone or the Internet should you prefer. To do so, just follow the instructions on the enclosed card.

Regardless of the number of shares you own, your vote is important.

Best Regards,

/s/ EDMUND B. CRONIN, JR.
Edmund B. Cronin, Jr.
Chairman of the Board

WASHINGTON REAL ESTATE INVESTMENT TRUST

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 31, 2003

Dear Shareholder,

The Annual Meeting of the Shareholders (the “Annual Meeting”) of the Washington Real Estate Investment Trust (the “Trust” or “WRIT”) will be held at the Hyatt Regency Hotel, One Bethesda Metro Center, Bethesda, Maryland on Thursday, May 22, 2003 at 11:00 a.m., for the following purposes:

1.	To elect two Trustees;

2.	To transact such other business as may properly come before the meeting.

The Trustees have fixed the close of business on March 17, 2003 as the record date for shares entitled to notice of and to vote at the Annual Meeting.

The Annual Report of the Trust, Proxy Statement and a Proxy Card are enclosed with this Notice.

You are requested, whether or not you plan to be present at the Annual Meeting, to sign and promptly return the Proxy Card in the enclosed business reply envelope. Alternatively, you may vote by telephone or the Internet, if you prefer. To do so, you should follow the instructions on the enclosed Proxy Card. Parking at the Annual Meeting will be validated. Please bring your parking card in to the Annual Meeting for validation.

Sincerely,

/s/ LAURA M. FRANKLIN
Laura M. Franklin
Corporate Secretary

WASHINGTON REAL ESTATE INVESTMENT TRUST

6110 Executive Boulevard, Suite 800

Rockville, Maryland 20852

PROXY STATEMENT

This Proxy Statement is furnished by the Trust’s Board of Trustees (the “Board”) in connection with its solicitation of proxies for use at the Annual Meeting of Shareholders on May 22, 2003 and at any and all adjournments thereof. Mailing of this Proxy Statement will commence on or about March 31, 2003 to shareholders of record as of March 17, 2003. All proxies will be voted in accordance with the instructions contained therein, and if no instructions are specified, the proxies will be voted in accordance with the recommendations of the Board. Therefore, if no instructions are specified, the proxies will be voted FOR the election of the two Trustee nominees listed. Abstentions and broker non-votes (proxies that indicate that brokers or nominees have not received instructions from the beneficial owner of shares) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulating the total number of votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining the total number of votes cast. A Proxy on the enclosed form may be revoked by the shareholder at any time prior to its exercise at the Annual Meeting by submitting, to the Corporate Secretary of the Trust, a duly executed Proxy bearing a later date or by attending the Annual Meeting and orally withdrawing the Proxy.

The voting securities of the Trust consist of shares of beneficial interest, $0.01 par value (“Shares”), of which 39,183,742 Shares were issued and outstanding at the close of business on March 17, 2003. The Trust has no other class of voting security. Each Share outstanding on March 17, 2003 will be entitled to one vote. Shareholders do not have cumulative voting rights.

THE BOARD OF TRUSTEES AND MANAGEMENT

The Board of Trustees

The Board consists of seven Trustees divided into two classes of two Trustees each and one class of three Trustees. The terms of the Trustees continue until the Annual Meetings to be held in 2003, 2004 and 2005, respectively, and until their respective successors are elected. At each Annual Meeting, two or three Trustees are elected, subject to the limitations described below, for a term of three years to succeed those Trustees whose terms expire at such Annual Meeting. The Trust’s By-Laws provide that no Trustee shall be nominated for election as a Trustee after such person’s 72nd birthday.

The Board held eight meetings in 2002. During 2002, each incumbent Trustee attended more than 75% of the total number of Board and committee meetings he or she was eligible to attend.

The Nominating Committee held one meeting in 2002. The nominating committee makes recommendations to the Board for nominations of Trustees. The Committee will consider recommendations received from shareholders for nominations for Trustees to be elected at the 2004 Annual Meeting. Such recommendations must be submitted in writing before December 2, 2003 accompanied by a written statement setting forth the reasons the Trust would benefit from the election of such nominee. Committee members are Messrs. Cronin, Derrick, Osnos and Ms. Williams. A copy of the Corporate Goverance/Nominating Committee Charter, adopted on February 20, 2003, is included in Appendix A.

The Audit Committee met eight times in 2002. The Audit Committee assists the Board in discharging its responsibility of oversight, but the existence of the Committee does not alter the responsibilities of the Trust’s management and the independent accountant with respect to the accounting and control functions and financial statement presentation. For a more detailed description of the Audit Committee’s duties and responsibilities see the Audit Committee Report on page 10 of this Proxy Statement. Committee members are Messrs. Derrick, Kendall, McDaniel, Osnos and Nason. A copy of the Audit Committee Charter, as revised on February 20, 2003, is included in Appendix C.

The Compensation Committee met four times in 2002. The Committee is responsible for making recommendations to the Board with respect to executive compensation decisions. Committee members are Messrs. Kendall, McDaniel, Nason and Ms. Williams. See “Report on Executive Compensation” on page 7. A copy of the Compensation Committee Charter, adopted on February 20, 2003 is included in Appendix B.

The six non-officer Trustees of the Trust received an annual retainer of $18,000 plus a $1,000 per meeting fee for attending Board and committee meetings. In addition, each non-officer Trustee receives an annual grant of 2,000 share options and 400 unrestricted Shares. The Trust has approved a non-qualified deferred compensation plan for the Trustees. The plan will allow the Trustees to defer a percentage of his or her cash compensation. Compensation deferred will be credited with interest. Upon the expiration of a Trustee’s term, the compensation plus interest can be paid in either a lump sum or in installments at the discretion of the Trustee. Upon death, the Trustee’s beneficiary will receive a lump sum pay out. The plan is unfunded and payments are to be made from general assets of the Trust.

During 2002, the Trust utilized the legal services of the law firm of Arent Fox Kintner Plotkin & Kahn PLLC, of which Trustee David M. Osnos is a senior member. The amount of fees paid to Arent Fox did not exceed 5% of that firm’s 2002 gross revenues.

The following table sets forth the names and biographical information concerning each of the current Trustees.

NAME	PRINCIPAL OCCUPATION	SERVED AS TRUSTEE SINCE	AGE	TERM EXPIRES
Edmund B. Cronin, Jr.	Chairman, President and Chief Executive Officer, WRIT	1994	65	2004
John P. McDaniel	Chief Executive Officer, MedStar Health	1998	60	2004
David M. Osnos	Attorney, Arent Fox Kintner Plotkin & Kahn, PLLC	1987	71	2004
Clifford M. Kendall	Director, Affiliated Computer Services, Inc.	1999	71	2005
Susan J. Williams	Chief Executive Officer and President, Williams Aron & Associates	1999	62	2005
John M. Derrick, Jr.	Chairman and Chief Executive Officer, Pepco Holdings, Inc.	1997	63	2003
Charles T. Nason	Chairman, Acacia Life Insurance Company	2000	56	2003

Mr. Edmund B. Cronin, Jr. is Chairman, President and Chief Executive Officer (“CEO”) of the Trust. Prior to joining the Trust in 1994, Mr. Cronin, was President and CEO of H.G. Smithy Company and its subsidiaries from 1976 to 1994, providing a full range of corporate and institutional real estate services. Mr. Cronin is also a director of Pepco Holdings, Inc. (formerly PEPCO), John J. Kirlin Companies (mechanical contractors), Federal City Council, Economic Club of Washington, the National Association of Real Estate Investment Trusts (NAREIT) and Vice Chairman of the Board of Georgetown University Hospital.

Mr. John P. McDaniel serves as CEO of MedStar Health, a multi-institutional, not-for-profit healthcare organization serving Washington D.C., Maryland, Virginia and the mid-Atlantic region since its inception in 1982. Mr. McDaniel also serves on the Board of Directors of LifelinkMD. Mr. McDaniel is a past Chairman of the Greater Washington Board of Trade, a member of the Executive Committee of the Federal City Council, a member of the Board of Directors of Thrivent Financial for Lutherans, the Maryland State Racing Commission, and the Board of the Greater Baltimore Committee, a Fellow of the American College of Healthcare Executives, Trustee of Georgetown University and a member of the Economic Club of Washington.

Mr. David M. Osnos has been an attorney with Arent Fox Kintner Plotkin & Kahn, PLLC (legal counsel to the Trust) since 1956. His principal areas of practice include real estate, tax, securities, corporate, estate planning and sports law. He is a director or trustee of numerous organizations including EastGroup Properties (real estate investment trust), VSE Corporation (engineering) and Washington Wizards Basketball Club.

Mr. Clifford M. Kendall is a director of Affiliated Computer Services, Inc. (“ACS”) and VSE Corporation and is Chairman of the Board of On-Site Sourcing, Inc. Before the merger with ACS, Mr. Kendall served as Chairman and CEO of Computer Data Systems, Inc. from 1971 to 1991 and as Chairman from 1991 to 1997. Mr. Kendall is a past Chairman of the Board and Executive Committee for The Technology Council of Maryland. He is a director of the Montgomery County Community Foundation and The Lighthouse. Mr. Kendall also serves on the Board of Trustees of George Washington University and is Chairman of the Board of Regents for the University System of Maryland. He is past Chairman of the Greater Washington Board of Trade and has served as Chairman of the Montgomery/Prince Georges County CEO Roundtable.

Ms. Susan J. Williams is CEO of Williams Aron & Associates, a public affairs consulting firm. Ms. Williams was Founding Partner and served as President of Bracy Williams & Company, government affairs and public relations consultants from 1982 to 2001. Ms. Williams’ career includes public service as a legislative professional on Capitol Hill as well as Assistant Secretary of Transportation. She also played a founding role in Project Head Start. Ms. Williams is a past Chair of The Greater Washington Board of Trade. She served on the Board of Directors of the Henry L. Stimson Center, the American Institute for Public Service, the Historical Society of Washington, D.C., the National Aquarium in Baltimore, and the D.C. Agenda Project. She is currently a member of the Economic Club of Washington and the Federal City Council.

Mr. John M. Derrick Jr. is Chairman and CEO of Pepco Holdings, Inc. He joined Potomac Electric Power Company (“PEPCO”) its predecessor in 1961 and served as President and CEO from 1997 until his election to his present position in 1999. In August 2002, PEPCO became Pepco Holdings, Inc. From 1992 until 1997, he served as President and Chief Operating Officer (“COO”). Mr. Derrick is a member of the Institute of Electrical and Electronic Engineers, the National Society of Professional Engineers, the Washington Society of Engineers and the Edison Electric Institute. He is past Chairman of the United States Energy Association, a director of the United States Chamber of Commerce, a trustee of the Federal City Council and Chairman of the Greater Washington Initiative. He is past Chairman of the Maryland Chamber of Commerce and the Greater Washington Board of Trade.

Mr. Charles T. Nason retired as CEO of Acacia Life Insurance Company (“Acacia”) at the end of 2002 after serving over 14 years in that capacity. Mr. Nason currently serves as Chairman of Acacia, as well as the Acacia Federal Savings Bank and the Calvert Group, LTD, all wholly owned Acacia subsidiaries. The Acacia Group is a Washington D.C. based financial services organization with assets under management in excess of $11.0 billion. Mr. Nason serves on the Board of Directors of the Insurance Marketplace Standards Association, and was Chairman in 2001 – 2002. Mr. Nason is a director of The Greater Washington Boys and Girls Clubs, The Greater Washington Research Center, The Greater Washington Board of Trade, The Federal City Council, MedStar, Inc. and is a member of The Economic Club of Washington. He is also a trustee of Washington and Jefferson College. In addition, he is past Chairman of the Greater Washington Board of Trade and a past Director of The American Council of Life Insurance.

The Management

The following table contains information regarding the executive officers of the Trust other than the Trust’s Chairman, President and CEO, Mr. Cronin. These officers are elected annually by the Board and serve at the Board’s discretion.

NAME	AGE	POSITION
George F. McKenzie	47	Executive Vice President, Real Estate
Brian J. Fitzgerald	41	Managing Director, Leasing
Laura M. Franklin	42	Senior Vice President, Accounting, Administration and Corporate Secretary
Sara L. Grootwassink	35	Chief Financial Officer
Kenneth C. Reed	50	Managing Director, Property Management
Thomas L. Regnell	46	Managing Director, Acquisition

Mr. George F. McKenzie joined the Trust in September 1996 and was elected Executive Vice President, Real Estate in 2002. From 1985 to 1996, Mr. McKenzie served with the Prudential Realty Group, a subsidiary of Prudential Insurance Company of America, most recently as Vice President, Investment & Sales. Prior assignments included real estate finance originations and asset management in the mid-Atlantic region.

Mr. Brian J. Fitzgerald joined the Trust in January 1996 as Vice President, Leasing. In 2001, Mr. Fitzgerald was named Managing Director, Leasing. From 1984 to 1993, Mr. Fitzgerald served as a commercial leasing broker with Smithy Braedon Company. In 1993, he became a Vice President of H. G. Smithy Company, with responsibilities for managing all agency leasing activities. From the date of the merger of H. G. Smithy Commercial Management Group with Cushman & Wakefield of Washington, D.C., Inc. in June 1994 until joining the Trust, Mr. Fitzgerald managed institutional agency leasing activities at Cushman & Wakefield, Inc. of Washington, D.C.

Ms. Laura M. Franklin, CPA, joined the Trust in August 1993 as Assistant Vice President, Finance. In 1995 she was named Vice President, Chief Accounting Officer and Corporate Secretary to the Trust. In 2002, she was named Senior Vice President, Accounting, Administration and Corporate Secretary. Prior to joining WRIT she was employed by Reznick, Fedder and Silverman, P.C. specializing in audit and tax services for real estate clients. Ms. Franklin is a member of the NAREIT Best Financial Practices Council.

Ms. Sara L. Grootwassink, CPA, CFA, joined the Trust in December 2001 as Managing Director, Finance and Capital Markets. In 2002, Ms. Grootwassink was named Chief Financial Officer. From 1999 through 2001, Ms. Grootwassink served as Vice President, Finance and Investor Relations at Corporate Office Properties Trust and, from 1998 through 1999, as Equity Analyst at Johnston, Lemon & Co. Previously, Ms. Grootwassink served as Vice President Commercial Real Estate at Riggs Bank, N.A. from 1996 through 1998. Ms. Grootwassink was appointed to NAREIT’s Investor Advisory Council in 2001 and serves on the editorial advisory board of Real Estate Portfolio magazine.

Mr. Kenneth C. Reed joined the Trust in June 1995 as Vice President, Property Management. In 2001, Mr. Reed was named Managing Director, Property Management. Mr. Reed served as President of CSN Management Corporation from 1988 to 1998. CSN managed WRIT’s properties until its assets were acquired by WRIT in 1998.

Mr. Thomas L. Regnell joined the Trust in January 1995 as Vice President, Acquisitions. In 2001, Mr. Regnell was named Managing Director, Acquisitions. From 1992 through 1994, Mr. Regnell served as an Investment (Acquisitions) Officer with Federal Realty Investment Trust. Previously, Mr. Regnell was a Vice President with Spaulding & Slye Company, a real estate development brokerage and management company.

There are no family relationships between any Trustee and/or executive officer.

Ownership of Shares by Trustees and Executive Officers

The following table sets forth certain information concerning all Shares beneficially owned as of March 17, 2003 by each Trustee, by the nominees for Trustee, by each of the “Named Officers” (as defined in “Executive Compensation” below) and by all Trustees and Executive Officers as a group. Unless otherwise indicated, the voting and investment powers for the Shares listed are held solely by the named holder and/or the holder’s spouse.

NAME	SHARES OWNED(1)	PERCENTAGE OF TOTAL
Edmund B. Cronin, Jr.	357,439	0.92%
John M. Derrick, Jr.	14,235	0.04%
Brian J. Fitzgerald	114,220	0.29%
Laura M. Franklin	69,515	0.18%
Clifford M. Kendall	17,400	0.04%
John P. McDaniel	16,350	0.04%
George F. McKenzie	191,340	0.49%
Charles T. Nason	15,388	0.04%
David M. Osnos	16,000	0.04%
Thomas L. Regnell	30,209	0.08%
Susan J. Williams	11,100	0.03%

All Trustees and Executive Officers as a group (13 persons)	978,214	2.52%

(1)	Includes Shares subject to options exercisable within 60 days, as follows: Mr. Cronin, 272,450; Mr. Derrick, 6,000; Mr. Fitzgerald, 89,695; Ms. Franklin, 46,695; Mr. Kendall, 4,000; Mr. McDaniel, 10,000; Mr. McKenzie; 163,803; Mr. Nason, 6,000; Mr. Osnos, 10,000; Mr. Regnell, 9,834; Ms. Williams, 8,000; and all Trustees and Executive Officers as a group, 698,863.

Ownership of Shares by Certain Beneficial Owners

The Trust, based upon a Schedule 13G dated December 31, 2002 filed with the Securities and Exchange Commission, believes that the following person currently beneficially owns more than five percent of the outstanding Shares.

NAME	SHARES OWNED	PERCENTAGE OF TOTAL
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, Maryland 21202	2,817,000 (1)	7.10%

(1)	These securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. (“Price Associates”) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

EXECUTIVE COMPENSATION

Summary Compensation Table

The Summary Compensation Table shows the compensation awarded, earned or paid during the past three years to the Trust’s CEO and each of the Trust’s four other most highly compensated executive officers whose compensation exceeded $100,000 for the period(s) indicated (the “Named Officers”).

SUMMARY COMPENSATION TABLE

		ANNUAL CASH COMPENSATION				LONG-TERM COMPENSATION
NAME AND PRINCIPAL POSITION	YEAR	SALARY		BONUS		SHARES GRANTED (1)	OPTIONS GRANTED (2)	OTHER COMPENSATION (3)
Edmund B. Cronin, Jr., Trustee, President and CEO	2002 2001 2000	$ $ $	440,325 427,500 415,000	$ $ $	— 278,144 431,507	1,527 2,526 9,133	49,336 72,830 100,000	$15,025 $11,100 $ 8,100

Brian J. Fitzgerald, Managing Director, Leasing	2002 2001 2000	$ $ $	117,730 114,300 104,940	$ $ $	195,165 185,328 135,653	303 331 2,583	21,990 21,494 24,951	$40,110 $41,263 $41,202

George F. McKenzie, Executive Vice President, Real Estate	2002 2001 2000	$ $ $	255,750 248,300 225,000	$ $ $	— 161,551 233,949	690 1,141 6,205	23,880 32,901 52,238	$78,279 $83,633 $86,155

Laura M. Franklin, Senior Vice President, Accounting, Administration and Corporate Secretary	2002 2001 2000	$ $ $	195,000 141,900 130,380	$ $ $	— 92,324 135,566	526 233 2,578	16,993 15,109 24,324	$33,494 $21,748 $21,538

Thomas L. Regnell, Managing Director, Acquisitions	2002 2001 2000	$ $ $	190,140 184,600 169,600	$ $ $	— 120,106 176,346	183 303 3,352	13,315 19,656 31,641	$43,987 $46,208 $48,896

(1)	Represents Share grants awarded on December 16, 2002, December 17, 2001 and December 15, 2000 in accordance with the Incentive Compensation Plan approved by the Trustees in 1997. Share grants vest 20% per year on the anniversary of the grant date.

(2)	All options reflected in the table were granted under the Washington Real Estate Investment Trust 1991 Stock Option Plan, as amended (the “Stock Option Plan”) or the 2001 Stock Option Plan (“New Stock Option Plan”) in accordance with the Incentive Compensation Plan approved by the Trustees in 1997. Options granted under the Stock Option Plans vest 50% per year on the anniversary of the grant date.

(3)	Represents the 2002 dollar value of the benefit of premiums paid for split dollar life insurance policies projected on an actuarial basis, 401(k) match and auto allowance for each officer are as follows: $29,130, $6,000 and $4,800, respectively for Mr. Fitzgerald; $61,479, $6,000 and $10,800, respectively for Mr. McKenzie; $27,494, $6,000 and $0, respectively for Ms. Franklin; $33,230, $5,957 and $4,800, respectively for Mr. Regnell. Represents economic benefit from a life insurance policy, 401(k) match and auto allowance for Mr. Cronin as follows: $3,025, $6,000 and $6,000, respectively.

Options Grant Table

The following table provides information with respect to options granted to the Named Officers in 2002.

2002 OPTION GRANTS TABLE

NAME	NUMBER OF SHARES UNDERLYING OPTIONS GRANTED (1)	PERCENTAGE OF TOTAL OPTIONS GRANTED TO EMPLOYEES	EXERCISE PRICE	EXPIRATION DATE	POTENTIAL REALIZABLE VALUE AT ASSUMED ANNUAL RATES OF SHARE PRICE APPRECIATION (FULL 10-YEAR OPTION TERM)
					5%	10%
Edmund B. Cronin, Jr.	49,336	24.7%	$25.610	12/15/2012	$794,605	$2,013,686
Brian J. Fitzgerald	21,990	11.0%	$25.610	12/15/2012	$354,171	$ 897,538
George F. McKenzie	23,880	11.9%	$25.610	12/15/2012	$384,611	$ 974,680
Laura M. Franklin	16,993	8.5%	$25.610	12/15/2012	$273,689	$ 693,582
Thomas L. Regnell	13,315	6.7%	$25.610	12/15/2012	$214,451	$ 543,462

(1)	Options become exercisable 50% after one year and 100% after two years. 45,431 of Mr. Cronin’s options, 18,085 of Mr. Fitzgerald’s options, 19,975 of Mr. McKenzie, 13,088 of Ms. Franklin’s options and 9,410 of Mr. Regnell’s options were granted as non-qualified stock options. See “Report on Executive Compensation.”

The dollar amounts under the 5% and 10% columns in the table above are the result of calculations required by the rules of the Securities and Exchange Commission (“SEC”) and therefore are not intended to forecast possible future appreciation in the price of the Shares, which would benefit all shareholders. For example, in order for the Named Officers to realize the potential values set forth in the 5% and 10% columns in the table above, the price per share of the Shares would have to be approximately $41.72 and $66.43, respectively, as of the expiration date of the option. Actual gains, if any, on option exercises and share holdings are dependent on the future performance of the Shares and overall stock market conditions.

Aggregated Option Exercises and Option Value Table

The following table shows information concerning the exercise of options during 2002 by each of the Named Officers and the year-end value of unexercised options.

AGGREGATED OPTION EXERCISES IN 2002 AND YEAR-END OPTION VALUES

			NUMBER OF UNEXERCISED OPTIONS AT DECEMBER 31, 2002		VALUE OF UNEXERCISED IN THE MONEY OPTIONS AT DECEMBER 31, 2002
NAME	SHARES ACQUIRED ON EXERCISE	VALUE REALIZED	EXERCISABLE	UNEXERCISABLE	EXERCISABLE	UNEXERCISABLE
Edmund B. Cronin, Jr.	—	$—	272,450	85,751	$1,885,050	$18,425
Brian J. Fitzgerald	30,157	$338,049	89,695	32,738	$ 615,749	$ 4,621
George F. McKenzie	39,862	$398,169	163,803	40,331	$1,222,121	$ 8,149
Laura M. Franklin	55,534	$576,011	46,695	24,548	$ 232,502	$ 3,079
Thomas L. Regnell	57,793	$589,485	25,655	23,143	$ 72,253	$ 4,973

Compensation Committee Interlocks and Insider Participation

The Board determined executive compensation for 2002. The Compensation Committee, composed of Messrs. Kendall, McDaniel, Nason and Ms. Williams, was responsible for making recommendations to the Board with respect to 2002 compensation decisions. There are no Compensation Committee interlocks and no Trust Employee serves on the Compensation Commitee.

REPORT ON EXECUTIVE COMPENSATION

Executive Compensation Principles

The Trust’s Executive Compensation Program is based on guiding principles designed to align executive compensation and management incentives with Trust values and objectives, business strategy and business financial performance. In applying these principles, the Compensation Committee, based upon the recommendations contained in the 1997 Board of Trustees and Executive Compensation Review prepared by an independent consultant, has established a program designed to:

•	Attract and retain key executives critical to the long-term success of the Trust;

•	Reward executives for long-term strategic management and the enhancement of shareholder value; and

•	Support a performance-oriented environment that rewards performance based upon exceeding Trust operating performance goals.

Executive Compensation Program

For 2002, the Board, upon recommendation of the Compensation Committee, adopted an Incentive Compensation Plan (the “Plan”) based upon the recommendations contained in the 1997 Board of Trustees and Executive Compensation Review (prepared by an Independent consultant) to align executive compensation with Shareholder interests through salaries, cash bonuses, share grants and option grants tied to pre-set objective performance goals.

Under the Plan the Compensation Committee set salaries for the Trust’s executive officers based upon (i) a review of the compensation paid to similarly situated executive officers employed by companies comprising the Morgan Stanley REIT Index; and (ii) a subjective evaluation of each executive officer’s performance throughout the year. See “Executive Compensation — Performance Graph” for additional discussion regarding the Morgan Stanley REIT Index.

For 2002, cash bonuses would be paid only if the Trust’s Funds From Operations (“FFO”) per share grew by at least 4%. If this minimum threshold was achieved, a bonus pool would be created as follows: 10% of the first 7% of the growth in FFO per share times the average shares outstanding for the year, plus 20% of the growth in FFO per share in excess of 7% times the average Shares outstanding for the year, would go into the bonus pool. Executive officers of the Trust and selected senior and middle management share the bonus pool pro-rata based on their salaries. Since this threshold was not met in 2002, no cash bonuses were paid.

Long-term incentives are provided through the New Stock Option Plan and Share Grant Plan. Managing Directors receive stock option grants with a value equal to 22.5% (36% for the CEO, 30% for the Executive Vice President and 28% for the Senior Vice President and Chief Financial Officer) of their annual salary plus annual bonus (“Cash Compensation”). The option value is based upon a Black Scholes model calculation. This value is divided into 22.5% of the individual’s Cash Compensation (36% for the CEO, 30% for the Executive Vice President and 28% for the Senior Vice President and Chief Financial Officer), and the resulting number is the number of Shares subject to the grant of an option for such year. Notwithstanding the forgoing, the number of stock options which may be granted to any individual is limited to 100,000 in any one year. Stock options become exercisable 50% after one year and 100% after two years. Certain members of middle management are also eligible to receive stock options under the New Stock Option Plan. Executive officers are also eligible to receive share grants through the Share Grant Plan. Under the Share Grant Plan, Managing Directors receive an award of Shares with a market value of 2.5% of the individual’s Cash Compensation (9% for the CEO, 7% for the Executive Vice President, Senior Vice President and Chief Financial Officer) at the date of the award. Shares granted under the Share Grant Plan vest 20% per year over five years and are restricted from transfer for five years from the date of grant.

In 2000, the Board approved a split dollar life insurance plan for senior officers other than the CEO. The purpose of the plan is to provide these officers with financial security in exchange for a career commitment. It is intended that the Trust will recover its costs from the life insurance policies at death prior to retirement, termination prior to retirement, or retirement at age 65. It is intended that the executive can use the cash values of the policy in excess of the Trust’s interest. The Trust has a security interest in the cash value and death benefit of each policy to the extent of the sum of premium payments made by the Trust.

The Trust has adopted a non-qualified deferred compensation plan for the officers and members of the Board of Trustees. The plan allows for a deferral of a percentage of annual cash compensation and trustee fees. The plan is unfunded and payments are to be made out of the general assets of the Trust.

The Committee and the Board believes that compensation paid to the Trust’s executive officers is comparable to that paid by the companies comprising the Morgan Stanley REIT Index.

Chief Executive Officer Compensation

Mr. Cronin’s 2002 compensation consisted of his salary, Share grants and options based upon the Executive Compensation Program described above. Mr. Cronin’s salary was recommended by the Compensation Committee based upon (i) a review of the compensation paid to chief executive officers employed by companies comprising the Morgan Stanley REIT Index and (ii) a subjective evaluation of Mr. Cronin’s performance throughout the year. As described above under the Plan, specific performance goals were not established for Mr. Cronin during 2002 as relates to salary but were established for bonus and related share grant and share option purposes. In general, the Morgan Stanley REIT Index comparison and the subjective evaluation were weighted equally by the Committee and the Board when making the decision to set Mr. Cronin’s 2002 salary at $440,325. The Committee and the Board believes that compensation paid to Mr. Cronin is comparable to compensation paid to the chief executive officers of the companies comprising the Morgan Stanley REIT Index.

Supplemental Executive Retirement Plan

The Trust established a Supplemental Executive Retirement Plan (“SERP”) effective July 1, 2002 for the benefit of the CEO. Upon the CEO’s termination of employment from the Trust for any reason other than death, discharge for cause or total and permanent disability, the CEO will be entitled to receive an annual benefit equal to his accrued benefit times his vested interest. The CEO shall vest in accordance with the following schedule for each year of continuous employment with the Company measured by reference to his birthday and commencing with the CEO’s sixty-fifth (65th) birthday:

Years of Continuous Employment	Percentage Vested
1	0%
2	0%
3	50%
4	75%
5	100%

The CEO shall be 100% vested upon his seventieth (70th) birthday, if having remained employed through said date. In addition, the CEO shall become 100% vested in the event of his termination of employment prior to his seventieth (70th) birthday due to the incurrence of a total and permanent disability (as defined in the Company’s long-term disability plan). In addition, the Board of Trustees may, in its sole and absolute discretion, elect to accelerate the rate of vesting in whole or in part at any time.

The Trust purchased a universal life insurance policy on the CEO’s life to serve as a source of funds to assist in meeting its liabilities under the SERP. Through an endorsement split dollar arrangement, the Trust has made available to the CEO pre-retirement life insurance coverage through age 70.

In the event the CEO continues in the employment of the Company until age 70, the annual benefit to be paid to the CEO shall be $200,000. The SERP is not subject to vesting, funding and fiduciary requirements under ERISA.

Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), a publicly held company such as the Trust will not be allowed a federal income tax deduction for compensation paid to the chief executive officer or one of the other four most highly compensated officers (other than the chief executive officer) to the extent that compensation (including certain stock-based compensation) paid to such officer exceeds $1 million in any fiscal year, unless such compensation satisfies certain exceptions set forth in the Code. The Board intends to evaluate elements of compensation in light of Section 162(m), but may enter into arrangements that do not satisfy such exceptions to Section 162(m), as the Board determines to be appropriate.

THE COMPENSATION COMMITTEE

John P. McDaniel, Compensation Committee Chairman

Clifford M. Kendall, Compensation Committee Member

Charles T. Nason, Compensation Committee Member

Susan J. Williams, Compensation Committee Member

Performance Graph

Set forth below is a graph comparing the cumulative total shareholder return (assumes reinvestment of dividends) on the Shares with the cumulative total return of companies making up the Standard & Poor’s 500 Stock Index and The Morgan Stanley REIT Index. The Morgan Stanley REIT Index is a total-return index comprised of 115 of the most actively traded real estate investment trusts.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

	1997	1998	1999	2000	2001	2002
WRIT	$100	$119	$103	$172	$192	$207
Morgan Stanley REIT Index	$100	$83	$79	$101	$113	$118
S&P	$100	$129	$156	$141	$125	$97

AUDIT COMMITTEE REPORT

The Board maintains an Audit Committee comprised of five of the Trust’s outside Trustees. The Board and the Audit Committee believe that the Audit Committee’s current member composition satisfies Section 303 of the New York Stock Exchange’s listed company manual. In appointing Mr. Osnos to the Audit Committee, the Board considered his relationship with the Trust’s legal counsel and determined in its business judgment that the relationship does not interfere with his exercise of independent judgment. The Audit Committee held eight meetings during 2002.

The Board adopted a written Charter of the Audit Committee in February 2001 and reviewed and revised the Charter in February 2003. A copy of the revised charter is included in appendix C-1 to this proxy statement. The Audit Committee oversees the Trust’s financial process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The independent public accountants, Ernst & Young LLP, are responsible for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee discussed with the Trust’s independent public accountants the overall scope and plans for their audit. The committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Trust’s internal controls and the overall quality of the Trust’s financial reporting.

The Audit Committee reviewed with the independent public accountants their judgments as to the quality, and not just the acceptability, of the Trust’s accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61, “Communication with Audit Committees.” In addition, the Committee has discussed with the independent public accountants their independence from management and the Trust, including the matters in the written disclosures and the letter from the independent public accountants required by the Independence Standards Board, Standard No. 1, “Independence Discussions with Audit Committees.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Trust’s Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the SEC. The Audit Committee has also recommended, and the Board has approved, the selection of Ernst & Young LLP as the Trust’s 2003 independent public accountants.

THE AUDIT COMMITTEE

Clifford M. Kendall, Audit Committee Chairman

John M. Derrick, Jr., Audit Committee Member

John P. McDaniel, Audit Committee Member

Charles T. Nason, Audit Committee Member

David M. Osnos, Audit Committee Member

Principle Accounting Firm Fees

The following table sets forth the aggregate fees billed to the Trust for the year ended December 31, 2002 by the Trust’s independent public accountants, Ernst & Young LLP. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the public accountant’s independence.

Audit Fees	$385,000	(a)
Compensation Study Fees	47,400
Financial Information Systems Design and Implementation	—
All Other Fees	183,600	(b)

	$616,000

(a)	Audit fees include $210,000 of costs incurred for the re-audits of fiscal years 2000 and 2001 due to the change in independent public accountants.
(b)	Includes fees for tax services, cost segregation study fees, and other non-audit services.

PROPOSAL 1:

ELECTION OF TRUSTEES

Mr. John M. Derrick, Jr. and Mr. Charles T. Nason stand for election as Trustees at the Annual Meeting, to serve for three years. It is intended that the proxies given to the persons named in the accompanying Proxy (unless otherwise indicated on such Proxy) will be voted for the election of Mr. John M. Derrick, Jr. and Mr. Charles T. Nason who currently serve as Trustees.

If a nominee becomes unable or unwilling to stand for election for any reason not presently known or contemplated, the persons named in the enclosed Proxy will have discretionary authority to vote pursuant to the Proxy for a substitute nominee nominated by the Board. The election of Trustees requires the affirmative vote of the holders of a majority of the shares.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE

ELECTION OF MR. JOHN M. DERRICK, JR. AND MR. CHARLES T. NASON

OTHER MATTERS

Independent Public Accountants

The Trust retains Ernst & Young LLP as its principal independent public accountants, as recommended by the Audit Committee and approved by the Board of Trustees. On April 29, 2002, the Trust dismissed Arthur Andersen LLP as its independent public accountants effective as of that date. The decision to dismiss Arthur Andersen LLP was recommended by the Audit Committee and approved by The Board of Trustees.

Arthur Andersen LLP’s reports on the Trust’s financial statements for the two years ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the two years ended December 31, 2001, and through March 31, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their report on the financial statements for such years. During the two years ended December 31, 2001 and through March 31, 2002, there were no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

As required under the regulations of the SEC, the Trust provided Arthur Andersen LLP with a copy of its disclosure in connection with this matter and requested Arthur Andersen LLP to furnish the Trust with a letter addressed to the SEC stating whether it agreed with the above statements. A copy of Arthur Andersen LLP’s letter to the SEC, dated April 30, 2002, is filed as Exhibit 16 to the Form 8-K filed on April 29, 2002 by The Trust.

Effective April 29, 2002, the firm of Ernst & Young LLP was engaged to serve as the Trust’s independent public accountants for the fiscal year ending December 31, 2002. The Board has appointed Ernst & Young LLP as the Trust’s independent public accountants for 2003.

In October of 2002, Ernst & Young LLP was engaged to re-audit and report on the Trust’s consolidated financial statements for the years ended December 31, 2001 and 2000. The Trust’s SEC Form 10-K, filed on March 11, 2003, contains the report of Ernst & Young LLP for the three years ended December 31, 2002. This report contains an unqualified opinion for both the re-audit of the Trust’s financial statements for the two years ended December 31, 2001 and the audit for the year ended December 31, 2002.

Representatives of Ernst & Young LLP are expected to attend the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions.

Section 16(a) Beneficial Ownership Reporting Compliance

Based on our records and other information, we believe that all SEC filing requirements applicable to our Trustees and officers were complied with in 2002, except that Edmund B. Cronin, Jr., CEO filed two late Form 4’s containing two transactions, and Kenneth C. Reed, Managing Director of Property Management filed three late Form 4’s containing four transactions.

Annual Report

The Trust’s 2002 Annual Report to Shareholders is being mailed to shareholders concurrently with this Proxy Statement and does not form part of proxy solicitation material.

Solicitation of Proxies

Solicitation of Proxies may be made by mail, personal interview, telephone or other means by officers, trustees and regular employees of the Trust for which they shall receive no compensation in addition to their normal compensation. The Trust may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of Shares that those companies or persons hold of record. The Company will reimburse the aforementioned forwarding expenses. The cost of the solicitation of proxies will be paid by the Trust.

2004 Annual Meeting

Shareholders may present proposals to be considered for inclusion in the Proxy Statement relating to the 2004 Annual Meeting, provided they are received by the Trust no later than December 2, 2003 and are in compliance with applicable laws and SEC regulations.

/s/ Laura M. Franklin
Laura M. Franklin
Corporate Secretary
March 31, 2003

APPENDIX A

WASHINGTON REAL ESTATE INVESTMENT TRUST

CORPORATE GOVERNANCE/NOMINATING COMMITTEE CHARTER

Adopted as of February 20, 2003

Committee Purpose

The Corporate Governance/Nominating Committee’s (the “Committee”) purpose shall be to identify individuals qualified to become Trustee members, and to select, or to recommend that the Board of Trustees (the “Board”) select, the Trustee nominees for the next Annual Meeting of Shareholders; and develop and recommend to the Board a set of corporate governance principles applicable to Washington Real Estate Investment Trust (“Trust”), thereby helping to ensure that the Trust is properly managed to protect and enhance shareholder value and to meet the Trust’s obligations to shareholders, to its customers, to the industry and to the law.

Committee Composition and Operation

The Committee shall consist of no fewer than three, nor more than six Trustees, none of whom are employees of the Trust or any of its affiliates and all of whom are independent as required under the rules promulgated from time to time by the New York Stock Exchange and the Securities and Exchange Commission.

The Board shall have the authority to remove at any time one or more of the members of the Committee, to fill any vacancy that may exist on the Committee or to fill any newly created Committee membership caused by the increase in the size of the Committee.

The Committee shall meet at least once annually, or more frequently as circumstances require, and shall endeavor to meet periodically during the year to receive updates from management or its outside advisers concerning issues of relevance to the Committee (such as new developments and trends in corporate governance). Each meeting shall include a time of executive session.

The Committee may create one or more sub–Committees to which it may delegate some or all of its authority.

The Committee may make such rules of procedure as it deems necessary or appropriate for its efficient functioning, including with respect to notice of and presence at meetings of the Committee.

Committee Duties and Responsibilities

1.	The Committee shall develop and recommend to the Board a set of corporate governance principles applicable to the Trust, including recommendations regarding the structure, charter, practices and policies of the Board, including recommending amendments to the Trust’s Charter and By–Laws.

2.	The Committee shall direct the Board on how it might assess its performance and effectiveness and ensure that appropriate skill sets are considered when seeking new Trustee members.

3.	The Committee shall ensure that processes are in place for development of corporate strategy and structure including management development, management succession and management performance criteria.

4.	The Committee shall ensure that oversight of technology and systems used by the Trust are adequate to properly run the business and for it to remain competitive.

5.	The Committee shall review, and report to the Board the Committee’s recommendations on, the Chairman of the Board’s proposals with regard to Committee chairmanships and assignments.

A-1

6.	The Committee shall annually evaluate the Chief Executive Officer’s performance in light of the corporate goals and objectives relevant to compensation reviewed and approved by the Compensation Committee, and shall report its appraisal to the Board.

7.	The Committee shall recommend to the Board candidates (a) for nomination for election as Trustees by shareholders at the Annual Meeting of Shareholders and (b) for election by the Board for Trustees if vacancies occur other than at the Annual Meeting of Shareholders. The Corporate Governance/Nominating Committee has sole authority to retain and terminate any search firm to be used to identify Trustee candidates, including sole authority to approve the search firm’s fees and other retention terms. Criteria considered by the Committee shall include, among others, the following: the need for independence of a majority of the Board, as required under the rules promulgated from time to time by the New York Stock Exchange and the Securities and Exchange Commission; potential nominees’ experience in relevant industry; the Board’s commitment to diversity (e.g., gender and race) among Board members; a need for complimentary skills among board members (e.g., financial literacy for Audit Committee members); the number of other boards on which a potential nominee serves; desire for continuity; and, highest standards of ethics and integrity.

8.	The Committee shall review compensation practices applicable to the Board.

9.	The Committee shall conduct an annual evaluation of its performance of its duties and the continuing adequacy of its charter, which may include presentations by advisers retained by the Committee for this purpose.

10.	The Committee shall report to the Board at least annually (and more frequently, if the Committee believes its activities merit such reporting) as to the Committee’s activities.

A-2

APPENDIX B

WASHINGTON REAL ESTATE INVESTMENT TRUST

COMPENSATION COMMITTEE CHARTER

Adopted as of February 20, 2003

Committee Purpose

The Compensation Committee’s (the “Committee”) purpose shall be to discharge the Board of Trustees (the “Board”) responsibilities relating to compensation of the persons named as executive officers of the Trust in its annual meeting proxy statement and any other persons identified as Executives herein, to make recommendations to the Board on the employee compensation and benefit plan matters described below, and to produce an annual report on executive compensation for inclusion in the Trust’s proxy statement, in accordance with applicable rules and regulations.

Committee Composition and Operation

The Committee shall consist of no fewer than three, nor more than six Trustees, none of whom are employees of the Trust or any of its affiliates and all of whom are independent as required under the rules promulgated from time to time by the New York Stock Exchange and the Securities and Exchange Commission.

The Board shall have the authority to remove at any time one or more of the members of the Committee, to fill any vacancy that may exist on the Committee or to fill any newly created Committee membership caused by the increase in the size of the Committee.

The Committee may create one or more sub–Committees to which it may delegate some or all of its authority provided, however, that it may not delegate to a sub–Committee the power and authority to authorize the issuance of shares of the Trust’s Shares of Beneficial Interest or options to purchase shares (or securities convertible into or exercisable for any such shares or options).

The Committee may make such rules of procedure as it deems necessary or appropriate for its efficient functioning, including with respect to notice of and presence at meetings of the Committee.

The Committee shall meet at least once annually, or more frequently as circumstances require, and shall endeavor to meet periodically during the year to receive updates from management or its outside advisers concerning issues of relevance to the Committee.

Committee Duties and Responsibilities

1.	The Committee shall review and approve corporate goals and objectives relevant to CEO compensation, and shall set the CEO’s compensation level based on the annual evaluation performed by the Corporate Governance/Nominating Committee. In determining the long–term incentive component of CEO compensation, the Committee should consider the Trust’s performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable organizations, and the awards given to the Trust’s CEO in past years.

2.	The Committee shall have sole authority to retain and terminate any compensation consulting firm or other advisers it may desire to use to assist it in the evaluation of Trustee, CEO or senior executive compensation or to discharge its other duties hereunder, including sole authority to approve the firm’s fees and other retention terms.

B-1

3.	The Committee shall have full power and authority to set the maximum salary limit for officers and employees that may be fixed by the Chief Executive Officer and to determine the compensation of each officer of Washington Real Estate Investment Trust and any employee whose salary exceeds the level of authorization held by the Chief Executive Officer.

4.	The Committee shall have full power and authority to fix the salaries and other compensation (including Annual and Long Term Incentive Awards) of the five most highly compensated officers of the Trust, and any individual who the Board has determined to be an executive officer subject to the reporting requirements of the Section 16(a) of the Securities Exchange Act of 1934 (together, the “Executives”). In addition, the Committee shall recommend to the full Board the salaries and other compensation of any individual who is not an Executive but whose total compensation (including Annual and Long Term Incentive Awards) exceeds the total compensation (including such incentive compensation) of the lowest ranked proxy reported salary and compensation.

5.	The Committee shall review and make recommendations to the Board with respect to incentive compensation plans and equity–based plans, including the Long Term Incentive Plan, Executive Benefit Plans and Tax Qualified Retirement Plans, and shall fix the level or amount of benefits to be received by Executives there under.

6.	The Committee shall oversee the administration of the Annual Incentive Plans of the Trust and its subsidiaries, if any, including the following:

a.	Approve the Executive Annual Incentive Plan of the Trust, including plan design, performance targets, target level awards, participants and awards for participants exceeding the salary limit that may be fixed by the Chief Executive Officer.

b.	Approve Executive Incentive Plans for the Trust’s subsidiaries, if any, including plan design, target award levels and review plan results and awards as approved by the subsidiary Board.

7.	The Committee shall oversee the Administration of the Long Term Incentive Plan as approved by the Board, including plan design, award levels, participants and awards made under the plan; provided that, the Committee shall have sole authority to approve any awards made to Executives there under.

8.	The Committee shall report periodically to the Board regarding the activities and actions of the Committee.

9.	The Committee shall conduct an annual evaluation of its performance of its duties and the continuing adequacy of its charter, which may include presentations by advisers retained by the Committee for this purpose.

10.	The Committee shall produce an annual report on executive compensation for inclusion in the Trust’s proxy statement, in accordance with applicable rules and regulations.

11.	The Committee shall report to the Board at least annually (and more frequently, if the Committee believes its activities merit such reporting) as to the Committee’s activities.

B-2

APPENDIX C

WASHINGTON REAL ESTATE INVESTMENT TRUST

AUDIT COMMITTEE CHARTER

Revised as of February 20, 2003

Committee Purpose

The Audit Committee’s (the “Committee”) purpose shall be to (A) represent and assist the Board of Trustees (the “Board”) in oversight of (1) the integrity of Washington Real Estate Investment Trust’s (the “Trust”) accounting and financial reporting processes and audits of the Trust’s financial statements, (2) the Trust’s processes for compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Trust’s internal audit function and independent auditors; and (B) prepare the report that Securities and Exchange Commission rules require be included in the Trust’s annual proxy statement. The Audit Committee represents and assists the Board in discharging its responsibility of oversight, but the existence of the Committee does not alter the traditional roles and responsibilities of the Trust’s management and the independent auditor with respect to the accounting and control functions and financial statement presentation.

Committee Composition and Operation

The Committee shall consist of no fewer than three Trustees, none of whom are employees of the Trust or any of its affiliates and all of whom are independent as required under the rules promulgated from time to time by the New York Stock Exchange and the Securities and Exchange Commission. No Committee member may serve on the audit committee of more than three public companies.

The Board shall have the authority to remove at any time one or more of the members of the Committee, to fill any vacancy that may exist on the Committee or to fill any newly created Committee membership caused by the increase in the size of the Committee.

The Committee shall meet at least four times annually, or more frequently as circumstances require.

The Committee may create one or more sub–Committees to which it may delegate some or all of its authority.

The Committee may make such rules of procedure as it deems necessary or appropriate for its efficient functioning.

Committee Duties and Responsibilities

1.	The Committee shall have sole authority to (A) retain and terminate the Trust’s independent auditors; (B) pre–approve all audit engagement fees and terms, including the scope and timing of the audit, in conformance with the approval requirements as promulgated from time to time by the New York Stock Exchange and the Securities and Exchange Commission; and (C) pre–approve any significant audit–related relationship with the independent auditor. The Committee shall have sole authority to evaluate and determine whether consulting services to be obtained by the Trust are “audit–related” or “non–audit related” for purposes of applying the Trust’s policies and the applicable rules as promulgated from time to time by the New York Stock Exchange and the Securities and Exchange Commission with regard to such services.

2.	The Committee shall be directly responsible for oversight of the work of any independent auditor employed by the Trust for the purpose of preparing or issuing an audit report or related work (including resolution of disagreements between management and the auditor regarding financial reporting), and each such independent auditor shall report directly to the Committee.

3.	The Committee shall, at least annually, obtain and review a report by the independent auditor describing: the firm’s internal quality control procedures; any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the auditor and the Trust.

After reviewing the foregoing report, and the independent auditor’s work throughout the year, the Audit Committee will evaluate the auditor’s qualifications, performance and independence. The evaluation will include the review and evaluation of the lead partner of the independent auditor. In making its evaluation, the Audit Committee will take into account the opinions of management and the Trust’s internal auditors. In addition to assuring the regular rotation of the lead audit partner as required by law, the Audit Committee will further consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself. The Audit Committee will present its conclusions with respect to the independent auditor to the full Board.

4.	The Committee shall review the organization and schedule of annual audits conducted by the Trust’s internal auditor and review with management and the internal auditors significant recommendations made by the internal auditors and the implementation of those recommendations.

5.	The Committee shall review periodically with the independent auditor and management the Trust’s policies and procedures with respect to internal auditing, accounting and financial controls, as well as any internal control report required to be included the Trust’s Annual Report on Form 10–K. This review shall also include a review, upon completion of the annual audit, of the reports or opinions proposed to be rendered in connection with the annual audit; the independent auditor’s views of the Trust’s financial and accounting personnel; the cooperation which the independent auditor received in the course of its review; and any significant findings of the independent auditor with respect to change in accounting principles and practices, significant transactions outside the normal course of the Trust’s business and any recommendations which the independent auditor may have with respect to improving internal accounting controls, choice of accounting principles or management systems.

6.	The Committee shall review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Trust’s disclosures in its Annual and Quarterly reports under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

7.	The Committee shall review with the independent auditor and with management the Trust’s conflict of interest policies.

8.	The Committee shall report regularly to the Board, and review with the full Board any issues that arise with respect to the quality or integrity of the Trust’s financial statements, the Trust’s compliance with legal or regulatory requirements, the performance and independence of the Trust’s independent auditors, or the performance of the internal audit function. The Committee shall also make such recommendations to the Board as the Committee deems appropriate.

9.	The Committee shall meet separately, periodically, with management, with internal auditors and with independent auditors.

10.	The Committee shall discuss and review with management the Trust’s guidelines and policies with respect to risk assessment and risk management, including the Trust’s major financial risk exposures and the steps management has taken to monitor and control such exposures. However, the Committee’s duties and responsibilities in this regard do not alter the obligation of the CEO and senior management to assess and manage the Trust’s exposure to risk.

11.	The Committee shall review with the independent auditor (A) any audit problems or difficulties (including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management); and (B) management’s response. The review will also include discussion of the responsibilities, budget and staffing the Trust’s internal audit function.

12.	The Committee shall set clear hiring policies for employees or former employees of the independent auditor.

13.	The Committee shall, as appropriate to carry out its duties, obtain advice and assistance from independent legal, accounting or other advisors. The Committee shall have full power and authority to retain such advisors as and when the Committee deems it appropriate to do so, and to authorize the payment of compensation any such advisors, without first seeking Trustees’ approval.

14.	The Committee shall conduct an annual evaluation of its performance of its duties and the continuing adequacy of its charter. While the fundamental responsibility for the Trust’s financial statements and disclosure rests with management and the independent auditor, the Committee shall review (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Trust’s selection or application of accounting principles, and major issues as to the adequacy of the Trust’s internal controls and any special audit steps adopted in light of material control deficiencies; (B) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (C) the effect of regulatory and accounting initiatives, as well as off–balance sheet structures, if any, on the financial statements of the Trust; and (D) earnings press releases (paying particular attention to any use of “pro–forma,” or “adjusted” non–GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies.

15.	The Committee shall establish procedures for (A) the receipt, retention and treatment of complaints received by the Trust regarding accounting, internal accounting controls, or auditing matters; and (B) the confidential, anonymous submission by employees of the Trust of concerns regarding questionable accounting or auditing matters.

16.	The Committee shall discuss the types of information to be disclosed and the type of presentation to be made in earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee need not, however, discuss in advance each earnings release. The Committee shall discuss at least Annual and Quarterly releases before they are published.

FRONT OF PROXY CARD

1. Election of two Trustees	☐ WITHHELD

☐ FOR	Nominees (for the terms stated in the Proxy Statement):
For, Except vote withheld from the following Nominee:	Mr. John M. Derrick, Jr.
Mr. Charles T. Nason
2. Such other matters as may come before the meeting.

IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE NOMINATED TRUSTEES. PROXIES WILL BE VOTED AS DIRECTED OR SPECIFIED.

PLEASE vote at once. It is important. Please Mark you choice in black ink.

SIGNATURE_______________	DATE____________	SIGNATURE_______________	DATE____________

NOTE:  SIGNATURE(S) MUST CORRESPOND EXACTLY WITH NAME(S) AS IMPRINTED HEREON.

When signing as attorney, executor, administrator, trustee or guardian, please give the full title as such and if the signer is a corporation, please sign with the full corporate name by a duly authorized officer. If shares are held in the name of more than one person, all named holders must sign the proxy.

REAR OF PROXY CARD:

WASHINGTON REAL ESTATE INVESTMENT TRUST

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS MAY 22, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of Washington Real Estate Investment Trust appoints Sara L. Grootwassink and Laura M. Franklin with full power of substitution, as proxy to vote all shares of the undersigned in Washington Real Estate Investment Trust at the Annual Meeting of Shareholders to be held on May 22, 2003, and at any adjournment thereof, with like effect and as if the undersigned were personally present and voting upon the following matters:

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)